Exhibit 99.3

ISDA®
International Swaps and Derivatives Association, Inc.

SCHEDULE
to the
2002 Master Agreement

dated as of April 3, 2017

between

People’s United Bank, National Association and The Eastern Company
                      (“Party A”)                                                  (“Party B”)

established as a national banking association with company number 06-1213065 organized under the laws of the United States of America	established as a corporation with company number 06-0330020 under the laws of the State of Connecticut

Part 1.           Termination Provisions.

(a)           “Specified Entity” means in relation to Party A for the purpose of:―
Section 5(a)(v),  Not Applicable.
Section 5(a)(vi), Not Applicable.
Section 5(a)(vii), Not Applicable.
Section 5(b)(v), Not Applicable.

and in relation to Party B for the purpose of:―
Section 5(a)(v), Party B, all Guarantors and Credit Support Providers.
Section 5(a)(vi), Party B, all Guarantors and Credit Support Providers.
Section 5(a)(vii), Party B, all Guarantors and Credit Support Providers.
Section 5(b)(v), Party B, all Guarantors and Credit Support Providers.

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)           The “Cross-Default” provisions of Section 5(a)(vi) will not apply to Party A and will apply to Party B.

For purposes of Cross Default, the following terms shall have the meanings specified here:

“Specified Indebtedness” means any payment obligation of Party B, whether for borrowed money or otherwise, whether direct or indirect, absolute or contingent, due or to become due, now or in the future to Party A or any Affiliate of Party A.

“Threshold Amount” means with respect to Party B, $250,000.

(d)           The “Credit Event Upon Merger” provisions of Section 5(b)(v) will not apply to Party A and will apply to Party B

(e)           The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	“Termination Currency” means U.S. Dollars.

(g)	Additional Termination Event will apply to Party B only. Each of the following will constitute an Additional Termination Event with respect to which Party B shall be the sole Affected Party:―

(i)
Change of Control. Refer to the "Event of Default" tied to "Change in Control" set forth in the Amended and Restated Loan Agreement made part of the Credit Support Documents (as defined in Part 4(f) of the Schedule)

(ii)	Key Person. Not applicable.
(iii)	Prepayment. The prepayment in full by Party B of the Loan for any reason.
(iv)
Party A is no longer a party to the Credit Support Documents or if for any reason the Credit Support Documents are terminated and/or Party A’s commitment to lend thereunder (whether discretionary or otherwise) is terminated.

(v)	Party A shall at any time determine, in its sole discretion, that the creditworthiness of Party B has materially decreased.
(vi)	Any amendment or modification is made to the Credit Support Documents to which Party A has not given consent.
(vii)	A default, event of default, termination event or other similar event or condition shall have occurred and be continuing with respect to Party B under any other agreement between Party A and Party B.
(viii)	Party B shall at any time fail to deliver any of the documents to be delivered under Parts 3(a) or (b) of this Schedule within the time periods specified for such deliveries

Part 2.           Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:―

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement;

Provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)        Payee Representations.  For the purpose of Section 3(f) of this Agreement:―

(i)	Party A makes the following representation: None
Party B makes the following representation: None

Part 3.           Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:―

(a)Tax forms, documents or certificates to be delivered are:―

Party required to deliver document	Form/Document/ Certificate	Date by which delivered	Covered by Section 3(d) Representation

Party B	Internal Revenue Service Form W-9 (or any successor form)	Upon execution of this Agreement	Yes
Party B
Any form or document reasonably requested by the other party, including without limitation, any form or document required to enable such other party to make payments hereunder without withholding for or on account of Taxes or with such withholding at a reduced rate.
		Upon execution of this Agreement.	Yes

(b)           Other documents to be delivered are:―

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A and Party B	Certificate of incumbency containing specimen signatures of each person executing the Agreement and if requested, any Confirmation	Upon execution of this Agreement	Yes
Party B	Borrower’s Resolution	Upon execution of this Agreement	Yes
Party B	Each Credit Support Document of Party B listed in Part 4(f) of this Schedule	Upon execution of this Agreement	Yes
Party B	Annual Audited Financial Statements	Promptly upon reasonable request	Yes
Party B	An opinion of counsel to Party B as to validity and enforceability of this Agreement and any Credit Support Document against Party B or its Credit Support Providers, as applicable.	Upon execution of this Agreement	Yes
Party B	An executed copy of the Risk Disclosure Statement attached hereto.	Upon execution of this Agreement.	Yes
Party B	Such other documents as Party A may reasonable request in connection with each transaction	Promptly upon reasonable request	Yes
Party B	Annual audited consolidated financial statements for each Credit Support Provider	Promptly upon reasonable request	Yes

Part 4.           Miscellaneous.

(a)           Addresses for Notices.  For the purpose of Section 12(a) of this Agreement:―

Address for notices or communications to Party A:―

Address: 850 Main Street, Bridgeport, CT. 06604
Attention: Director, Treasury Operations
Facsimile No.: 203-338-3457                                                                  Telephone No.: 203-338- 4131
E-mail: Jeffrey.Ackerman@Peoples.com
Address for notices or communications to Party B:―

Address: 112 Bridge Street, Naugatuck, CT 06770-6460
Attention:  John L. Sullivan III, Vice President and CFO
Facsimile No.:  203-723-8653                                                                  Telephone No.203:729-2255
E-mail: jsullivan@easterncompany.com

 (b)           Process Agent.  For the purpose of Section 13(c) of this Agreement:―

Party A appoints as its Process Agent: not applicable
Party B appoints as its Process Agent: not applicable

(c)           Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)           Multibranch Party.  For the purpose of Section 10(b) of this Agreement:―

Party A is not a Multibranch Party.
Party B is not a Multibranch Party

(e)	Calculation Agent. The Calculation Agent is Party A

(f)	Credit Support Document. Details of any Credit Support Document:―
With Respect to Party A: None
With Respect to Party B means each document which, by its terms, secures, guarantees or otherwise supports Party B’s obligations hereunder from time to time, whether or not this Agreement, any Transaction, or any type of Transaction entered into hereunder is specifically referenced or described in any such document, as heretofore been or may hereinafter be from time to time amended, supplemented, modified or restated with the consent of Party A.
That certain Amended and Restated Loan Agreement dated as of April 3, 2017 (but effective as of April 1, 2017), by and between Party B and Party A, that certain Security Agreement dated as of April 3, 2017 (but effective as of April 1, 2017), executed by Party B in favor of Party A, those certain Unconditional, Unlimited Continuing Guaranty of Payment and Performance agreements, each dated as of April 3, 2017

(but effective as of April 1, 2017), executed by each of  Velvac Holdings, Inc., a Delaware corporation, Velvac, Incorporated, a Delaware corporation, Velvac International, Inc., a Delaware corporation, and Road-iQ, LLC, a Delaware limited liability company (collectively, the "Guarantors"), in favor of Party A, those certain Security Agreements dated as of April 3, 2017 (but effective as of April 1, 2017), executed by each of  the Guarantors in favor of Party A, and those certain real property mortgages and assignments of leases and rents to be executed and delivered by Party B in favor of Party A within sixty (60) days after the date hereof.

(g)	Credit Support Provider. Credit Support Provider means in relation to Party A, none
Credit Support Provider means in relation to Party B,

Each of the Guarantors.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

(i)	Netting of Payments. “Multiple Transaction Payment Netting” will apply for the purpose of Section 2(c) of this Agreement to all Transactions in each case starting from the date of this Agreement.

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement

(k)           Absence of Litigation.  For the purpose of Section 3(c):―

“Specified Entity” means in relation to Party A, None

“Specified Entity” means in relation to Party B, all Guarantors and Credit Support Providers

(l)           No Agency.  The provisions of Section 3(g) will apply to this Agreement.

(m)	Additional Representation will apply. For the purpose of Section 3 of this Agreement, the following will constitute an Additional Representation:―

(i)
Relationship Between Parties.  Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):―

(1)
Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(2)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

(3)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(n)           Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

Part 5.   Other Provisions.

(a)           2006 ISDA Definitions.                                           The provisions of the 2006 ISDA Definitions (the “Definitions”), published by the International Swaps and Derivatives Association, Inc., are incorporated by reference in, and will be deemed to be part of, this Agreement and each Confirmation as if set forth in full in this Agreement or in such Confirmation, without regard to any revision or subsequent edition thereof.  In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant transaction.

(b)           Bankruptcy Code.     The parties hereto intend that this Agreement shall be a “master agreement” for purposes of 11 U.S.C. &101(53B) and 12 U.S.C. &1821(e)(8)(D)(vii), or any successor provisions.

(c)	Commodity Exchange Act.
Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

(i)	such party is an “eligible contract participant” as defined in the U.S. Commodity Exchange Act, as amended (the “CEA”);
(ii)	neither this Agreement nor any Transaction has been executed or traded on a “trading facility” as such term is defined in the CEA; and
(iii)	the terms of this Agreement and each Transaction have been subject to individual negotiation.

(d)          WAIVER OF JURY TRIAL:  EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION, OR PROCEEDING RELATING TO THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT OR ANY TRANSACTION.

(e)           Incorporation by Reference of Terms of Credit Support Documents.     The covenant, terms and provisions of, including all representations and warranties of Party B contained in the Credit Support Documents (as defined in Part 4(f) of this Schedule), as in effect as of the date of this Agreement, are hereby incorporated by reference in, and made part of, this Agreement to the same extent as if such covenants, terms, and provisions were set forth in full herein.  Party B hereby agrees that, during the period commencing with the date of this Agreement through and including such date on which all of Party B’s obligations under this Agreement are fully performed, Party B will (a) observe, perform, and fulfill each and every such covenant, term, and provision applicable to Party B, as such covenants, terms, and provisions, may be amended from time to time after the date of this Agreement with the consent of Party A and (b) deliver to Party A at the address for notices to Party A provided in Part 4 each notice, document, certificate or other writing as Party B is obligated to furnish to any other party to the Credit Support Documents.  In the event the Credit Support Documents terminate or become no longer binding on Party B prior to the termination of this Agreement, such covenants, terms and provisions (other than those requiring payments in respect of amounts owed under the Credit Support Documents) will remain in force and effect for purposes of this Agreement as though set forth in full herein until the date on which all of Party B’s obligations under the Agreement are fully performed, and this Agreement is terminated.

(f)           Setoff.                      Notwithstanding the generality of the provisions of Part 5(e) above of this Schedule, Party B and each Credit Support Provider for Party B and each specified Entity of Party B (herein each a “Party B Obligated Party” “Party B Obligated Parties”)  hereby give Party A a lien and right of set off for all of Party B Obligated Parties’ liabilities and obligations upon and against all the deposits, credits, collateral and property of Party B Obligated Parties, no or hereafter in the possession, custody, safekeeping or control of Party A or any entity under the control of People’s United Bank, N.A. or in transit to any of them.  At any time upon or after a Termination Event or the occurrence of an Event of Default under the Credit Support Documents, without demand or notice, Party A may set off the same or any part thereof and apply the same to any liability or obligation of any Party B Obligated Party to Party A, even though unmatured.

(g)           Additional Party B Representations and Agreements.
Without limiting the provisions of Section 4 of this Agreement, but as a supplement thereto, Party B agrees with Party A that, so long as Party B has or may have any obligation under this Agreement, Party B will:

(i)
Eligible Contract Participant; Accredited Investor.  It is an “Eligible Contract Participant” (as defined in the US Code, Title 7, Chapter 1, Section 1a; Commodity Exchange Act, as amended); and an “Accredited Investor” (as defined by the SEC) in Section 2(a)(15)(ii) of the Securities Act of 1933

(ii)
maintain and be in compliance with its organizational documents and all applicable securities law and other regulatory requirements applicable to Party B and promptly deliver to Party A all amendments, supplements or revisions to any of its organizational documents if such amendments, supplements or revisions are material to this Agreement or to Party B’s performance hereunder,

(iii)
notify Party A immediately upon the occurrence of, or upon becoming aware of the occurrence of, an Event of Default, a Termination Event or Additional Termination Event (or an event the occurrence of which upon the giving of notice or the passage of time (or both) would become an Event of Default, a Termination Event or an Additional Termination Event;

(iv)	notify Party A immediately upon becoming aware that any of the representations with respect to Party B set forth in Section 3 of this Agreement ceases to be true and accurate;

(v)
Party B understands that the Transactions contemplated hereunder are subject to complex risks which may arise without warning, may at times be volatile, and that losses may occur quickly and in unanticipated magnitude.  Party B is a sophisticated Borrower able to evaluate terms, conditions, and risks of the Transactions contemplated hereunder and accepts such terms, conditions and risks.

(vi)
Notify Party A promptly after commencement thereof of any actions, suits or proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Party B, if such actions, suits or proceedings may have or are likely to have a material adverse effect on Party B’s ability to perform its obligations under this Agreement; and

(h)         Representations and Agreement.                                                                The representations and agreements in this Schedule will be deemed representations and agreements for all purposes of this Agreement, including without limitation Sections 3, 4, 5(a)(ii) and 5(a)(iv), and will be deemed to be made and repeated at the times specified therein and herein.

(i)         Confirmations.  As provided in Section 9(e)(ii) of this Agreement, the parties intend that they shall be legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise).  The terms of a Transaction subject to this Agreement orally agreed to shall be deemed to constitute a “Confirmation” as referred to in this Agreement, even if not so specified by the parties.  As promptly  as practicable after any such oral agreement, the parties shall enter into a definitive Confirmation with respect to such Transaction in accordance with the Section 9(e)(ii) of this Agreement, whereupon such definitive Confirmation shall supersede and replace such oral agreement and such oral agreement shall have no further legal force or effect.  For each Transaction, Party A shall send to Party B a definitive Confirmation setting forth the terms of such Transaction and Party B shall execute and return the Confirmation to Party A or request correction of any error within three (3) Business Days of receipt.  Failure of Party B to respond within such period shall not affect the validity or enforceability of such Transaction and shall be deemed to be an affirmation of such terms.

(j)         In reliance on the “end-user exception” provided in the Commodity Exchange Act, Party B has elected not to clear any Swaps (as defined in that Act) effected pursuant to this Agreement and which are otherwise subject to mandatory clearing pursuant to that Act.  This paragraph constitutes written notice to Party A of such election.  In connection with such election, Party B hereby:

(i)
authorizes Party A to report to a swap data repository, on a Swap-by-Swap basis, the following information: the identity of Party B; Party B’s election to rely on the end-user exception; the information described in subsection (ii) below; and any other information required by CFTC Regulation 50.50 (the “End-User Information”) as the same may be amended or supplemented from time to time;

(ii)	represents and warrants that at the time each Swap is entered into, Party B:
a.	is not a “financial entity” as defined in the Commodity Exchange Act;
b.	is entering into each Swap to hedge or mitigate commercial risk;
c.	generally meets its financial obligations associated with entering into non-cleared Swaps in one or more of the following ways (strike out any that do not apply):
~~i.~~	~~a written credit support agreement;~~
~~ii.~~	~~pledged or segregated assets (including posting or receiving margin pursuant to a credit support agreement or otherwise);~~
~~iii.~~	~~a written third-party guarantee~~;
iv.	Party B’s available financial resources; or
~~v.~~	~~Means other than those described above (list if applicable)~~: ____________________________________; and
d.	is neither an issuer of securities registered under Section 12 or required to file reports under Section 15(d) of the Securities Exchange Act of 1934, nor controlled by an issuer of such securities.

In the event the End-User Information required to be reported by Party A includes information other than or in addition to that described in subsection (ii) above, Party B agrees that it will, in a prompt and timely manner following Party A’s request, provide Party A with such additional End-User Information as may be required, and all of such information will be true, accurate and complete in all respects.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date of the Agreement.

People’s United Bank, National Association	The Eastern Company

By: /s/Denise LeMay	By: /s/Gene A. Finelli
Name: Denise LeMay	Name: Gene A. Finelli
Title: Derivative Sales, SVP	Title: Treasurer
Date: April 3, 2017	Date: April 3, 2017

[Signature Page to Schedule to ISDA Master Agreement]